Acquisitions - Schedule of Proforma Information of Acquisitions (Detail) - Tantan Limited [Member] - CNY (¥) ¥ / shares in Units, ¥ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Business Combination Segment Allocation [Line Items]
Pro forma net revenue	¥ 13,511,439	¥ 8,887,543
Pro forma net income attributable to ordinary shareholders of Momo Inc.	¥ 2,383,646	¥ 1,627,664
Pro forma net income per ordinary share - basic	¥ 5.86	¥ 4.13
Pro forma net income per ordinary share - diluted	¥ 5.50	¥ 3.92